                                                                Exhibit 10(a)(2)
                                SECOND AMENDMENT
                                ----------------

        SECOND AMENDMENT, dated as of August 31, 1994 (this "Amendment"), to the
                                                             ---------
Credit Agreement, dated as of December 8, 1993 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among ICF KAISER
                                           ----------------
INTERNATIONAL, INC., a Delaware corporation ("the Company"), the lenders parties
                                                  -------
thereto ("the Lenders") and CHEMICAL BANK, a New York banking corporation, as
              -------
agent (in such capacity, the "Agent").
                              -----


                              W I T N E S S E T H:
                              - - - - - - - - - -

        WHEREAS, the company, the Lenders and the Agent are parties to the Credit Agreement; and

        WHEREAS, the Company has requested that the Lenders and the Agent agree to amend certain provisions of the Credit Agreement, and the Lenders and the Agent are agreeable to such request upon the terms and subject to the conditions set forth herein;

        NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the Company, the Lenders and the Agent hereby agree as follows:

        1.   Definitions.  All terms defined in the Credit Agreement shall have
             -----------
such defined meanings when used herein unless otherwise defined herein.

        2.   Amendment of Subsection 1.1.  Subsection 1.1 of
             ---------------------------
the Credit Agreement is hereby amended by adding at the and of the definition of "Consolidated Net Income" the following new proviso:
 -----------------------

   "; and provided, further, that, notwithstanding the  foregoing proviso,
          --------  -------
   solely for the purpose of calculating compliance with the requirements of subsections 7.1(a) and 7.1(b) hereof, "Consolidated Net Income" for the the fiscal quarter of the Borrower ended August 31, 1994 shall include the amount of the net gain directly attributable to the sale to Credit Lyonnais of 1,998 shares of common stock of ICF Environnement, a private limited company (Societe Anonyme), pursuant to the agreement with respect thereto dated July 29, 1994, to the extent that such amount would be included in determining "Consolidated Net Income" but for the provisions of clause (d) of the preceding proviso to this definition, it being understood that such amount to be included pursuant to this proviso is equal to approximately $551,000."

        3.   Representations; No Default.  On and as of the  date hereof, and
             ---------------------------
after giving effect to this Amendment, the Company confirms, reaffirms and restates that the representations and warranties set forth in Section 4 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects, provided that the references to the Credit Agreement therein
                   --------
shall be deemed to be references to this Amendment and to the Credit Agreement as amended by this Amendment.

        4.   Conditions to Effectiveness.  This Amendment shall become effective
             ---------------------------
on and as of the date (the "Amendment Effective Date") that the Agent shall have
                            ------------------------
received counterparts of this Amendment, duly executed and delivered by a duly authorized officer of each of the Company, the Agent, and the Required Lenders, along with the written consent of each Subsidiary Guarantor in the form attached hereto.

        5.   Limited Amendment.  Except as expressly waived and amended herein,
             -----------------
the Credit Agreement shall continue to be, and shall remain, in full force and effect. This Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or to prejudice any other right or rights which the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

        6.   Costs and Expenses.  The Company agrees to pay or reimburse the
             ------------------
Agent for all its reasonable and customary out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, and the consummation of the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of its counsel.

        7.   Counterparts.  This Amendment may be executed by one or more of the
             ------------
parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemd to constitute one and the sameinstrument.

        8.   GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED
             -------------
AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.


                                                  ICF KAISER INTERNATIONAL, INC.


                                                 By:   Rich K Nason
                                                    ---------------------------
                                                    Title: Senior Vice President
                                                             and Treasurer

                                                 CHEMICAL BANK, as Agent, as
                                                 and as a Lender


                                                 By:
                                                    ----------------------------
                                                    Title:

                                                 CHEMICAL BANK DELAWARE, as an
                                                 Issuing Bank


                                                 THE BANK OF TOKYO, LTD.,
                                                   NEW YORK AGENCY


                                                 By:
                                                    ----------------------------
                                                    Title:


                                                 AMERICAN SECURITY BANK


                                                 By:
                                                    ----------------------------

                                                 BHF-BANK


                                                 By:
                                                    ----------------------------
                                                    Title:


                                                 By:
                                                    ----------------------------
                                                    Title:

                                                 THE BANK OF NOVA SCOTIA


                                                 By:
                                                    ----------------------------
                                                    Title:

                                                 BANCA COMMERCIALE ITALIANA
                                                   NEW YORK BRANCH


                                                 By:
                                                    ----------------------------
                                                    Title:


                                                 By:
                                                    ----------------------------
                                                    Title:


                                                 THE FUJI BANK, LIMITED


                                                 By:
                                                    ----------------------------
                                                    Title:


                                                 CORESTATES BANK, N.A.


                                                 By:
                                                    ----------------------------
                                                    Title:

                                    CONSENT



        Each of the undersigned Subsidiary Guarantors hereby consents and agrees to the provisions of the foregoing Amendment, and hereby affirms that upon the effectiveness of the foregoing Amendment, each Loan Document to which it is a party shall continue to be, and shall remain, in full force and effect.



                                              CLEMENT INTERNATIONAL CORPORATION



                                              By:    Rich K. Nason
                                                  ----------------------------
                                                  Title:  Authorized
                                                          Representative


                                              CYGNA GROUP, INC.



                                              By:    Rich K. Nason
                                                  ----------------------------
                                                  Title:  Authorized
                                                          Representative


                                                EXCELL DEVELOPMENT CONSTRUCTION,
                                                  INC.



                                              By:    Rich K. Nason
                                                  ----------------------------
                                                  Title:  Authorized
                                                          Representative


                                              ICF CONSULTING ASSOCIATES, INC.


                                              By:    Rich K. Nason
                                                 -----------------------------
                                                 Title:  Authorized
                                                         Representative

                                              ICF INCORPORATED



                                              By:    Rich K. Nason
                                                 -----------------------------
                                                 Title:  Authorized
                                                         Representative


                                              ICF INFORMATION TECHNOLOGY, INC.



                                              By:    Rich K. Nason
                                                 -----------------------------
                                                 Title:  Authorized
                                                         Representative


                                              ICF KAISER ENGINEERS GROUP, INC.



                                              By:    Rich K. Nason
                                                 -----------------------------
                                                 Title:  Authorized
                                                         Representative



                                              ICF KAISER ENGINEERS, INC.


                                              By:    Rich K. Nason
                                                 -----------------------------
                                                 Title:  Authorized
                                                         Representative

                                              ICF RESOURCES INCORPORATED



                                              By:    Rich K. Nason
                                                 -----------------------------
                                                 Title:  Authorized
                                                         Representative


                                              ICF TECHNOLOGY INCORPORATED



                                              By:    Rich K. Nason
                                                 -----------------------------
                                                 Title:  Authorized
                                                         Representative


                                              KAISER ENGINEERS HANFORD COMPANY



                                              By:    Rich K. Nason
                                                 -----------------------------
                                                 Title:  Authorized
                                                         Representative



                                              ICF LEASING CORPORATION, INC.



                                              By:    Rich K. Nason
                                                 -----------------------------
                                                 Title:  Authorized
                                                         Representative


                                              PHASE LINEAR SYSTEMS INCORPORATED



                                              By:    Rich K. Nason
                                                 -----------------------------
                                                 Title:  Authorized
                                                         Representative


                                              TUDOR ENGINEERING COMPANY



                                              By:    Rich K. Nason
                                                 -----------------------------
                                                 Title:  Authorized
                                                         Representative

                                              HENRY J. KAISER COMPANY



                                              By:    Rich K. Nason
                                                 -----------------------------
                                                 Title:  Authorized
                                                         Representative


                                              ICF KAISER ENGINEERS (CALIFORNIA)
                                                CORPORATION



                                              By:    Rich K. Nason
                                                 -----------------------------
                                                 Title:  Authorized
                                                         Representative


                                              KAISER ENGINEERS AND CONSTRUCTORS,
                                                INC.



                                              By:    Rich K. Nason
                                                 -----------------------------
                                                 Title:  Authorized
                                                         Representative


                                              KAISER ENGINEERS INTERNATIONAL,
                                                INC.



                                              By:    Rich K. Nason
                                                 -----------------------------
                                                 Title:  Authorized
                                                         Representative


                                              KE LIVERMORE, INC.



                                              By:    Rich K. Nason
                                                 -----------------------------
                                                 Title:  Authorized
                                                         Representative

                                             ICF KAISER ENGINEERS MASSACHUSETTS,
                                               INC.



                                             By:     Rich K. Nason
                                                -------------------------------
                                                Title:  Authorized
                                                        Representative


                                             ICF KAISER HOLDINGS UNLIMITED, INC.



                                             By:     Rich K. Nason
                                                -------------------------------
                                                Title:  Authorized
                                                        Representative


                                              ICF KAISER ENGINEERS CORPORATION



                                              By:    Rich K. Nason
                                                 ------------------------------
                                                 Title:  Authorized
                                                         Representative


                                              KE SERVICES CORPORATION



                                              By:    Rich K. Nason
                                                 ------------------------------
                                                 Title:  Authorized
                                                         Representative